Exhibit 16.1

January 25, 2006

Securities and Exchange Commission
Office of the Chief Accountant
Washington, DC 20549

Commissioners:

We have read the statements made by Grant Life Sciences, Inc. (copy attached), which we understand will be filed with the United States Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of Grant Life Sciences, Inc.’s Form 8-K report dated January 27, 2006. We agree with the statements concerning our Firm in Item 4.01 of such Form 8-K.

Very truly yours,

/s/ Russell Bedford Stefanou Mirchandani LLP